T. Rowe Price Health Sciences Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

T. Rowe Price Health Sciences Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective April 1, 2026, Jeff Holford will join Ziad Bakri as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On June 30, 2026, Mr. Bakri will step down from his role on the fund and, effective July 1, 2026, Mr. Holford will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Holford joined T. Rowe Price in 2018.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2026, Jeff Holford will join Ziad Bakri as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On June 30, 2026, Mr. Bakri will step down from his role on the fund and, effective July 1, 2026, Mr. Holford will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Holford joined the Firm in 2018, and his investment experience dates from 2001. During the past five years, he has served as an equity research analyst covering healthcare companies.

The date of this supplement is December 10, 2025.

G71-041   12/10/25